Exhibit 99.1

TriGemX Bio and TCGX Acquisition Corp. Announce Business Combination Agreement to

Create Publicly Listed Company to Develop Elismetrep, A Potential First-in-Class Treatment for Migraine

Transaction Includes Concurrent $160 million Private Investment in Public Equity (PIPE)

Financing and Expected Gross Proceeds of Approximately $246 million

NEW YORK and PALO ALTO, CA – October 19, 2026 —TriGemX Bio, a biotechnology company focused on developing elismetrep, a potential first-in-class treatment for migraine, and TCGX Acquisition Corp. (Nasdaq: TCGX), a special purpose acquisition company (SPAC) sponsored by TCGX, today announced the execution of a definitive business combination agreement that will result in TriGemX Bio becoming a publicly traded company. The combined company will be named “TriGemX Bio, Inc.” (the “Combined Company”) and is expected to trade on Nasdaq under the new ticker symbol “TGEM”.

Upon closing, the Combined Company expects to receive approximately $246 million of total gross proceeds (prior to the payment of transaction costs and assuming no redemptions by TCGX Acquisition Corp.’s public shareholders). Proceeds will be funded through the approximately $86 million held in TCGX Acquisition Corp.’s trust account (assuming no redemptions by TCGX Acquisition Corp.’s public shareholders) and a concurrent $160 million PIPE financing of common stock at $10.00 per share from a group of premier healthcare investors, including TCGX, Viking Global Investors, ADAR1 Capital Management, BVF Partners, Samsara BioCapital, and Vianti Capital as well as other leading healthcare investors.

“This is an important day and financing for TriGemX,” said Jeff Goater, CEO of TriGemX Bio. “With the anticipated proceeds from this transaction, TriGemX will be positioned to fully fund the Phase 3 development of elismetrep and undertake key commercial readiness activities as we prepare for a potential U.S. launch. Elismetrep is our novel, potential first-in-class acute treatment for migraine. Migraine is one of the most common neurological diseases, and a meaningful percentage of affected patients do not achieve adequate relief from existing therapies. We believe elismetrep will be an important new treatment option for patients suffering with this disease.”

Chen Yu, Founder and Managing Partner of TCGX and CEO of TCGX Acquisition Corp., added, “We are thrilled to partner with the team at TriGemX. We established TCGX, motivated by the opportunity to support high-potential life sciences companies developing groundbreaking therapies, and TriGemX exemplifies that vision. We look forward to supporting the Company as it executes on its next phase of growth.”

Net proceeds from the transaction are expected to provide the Combined Company with the capital needed to:

•	Complete the ongoing elismetrep Phase 3 clinical trials for the acute treatment of migraine and submit a New Drug Application (NDA) for this indication

•	Complete a clinical trial of elismetrep in migraine prevention using a distinct dose and formulation

•	Enable key commercial readiness activities as the Combined Company prepares for a potential U.S. launch

Assuming no redemptions by TCGX Acquisition Corp.’s public shareholders, the Combined Company is expected to have a post-transaction equity value of approximately $600 million at closing. TriGemX Bio shareholders will not receive any cash proceeds as part of the transaction and will roll 100% of their equity into the Combined Company.

The boards of directors of both TriGemX Bio and TCGX Acquisition Corp. have approved the proposed transaction, which is expected to be completed in the first quarter of 2027. The transaction is subject to, among other things, the approval of the shareholders of both TriGemX Bio and TCGX Acquisition Corp., and satisfaction or waiver of customary closing conditions set forth in the definitive business combination agreement.

Jefferies and TD Cowen acted as joint lead placement agents and Cantor and LifeSci Capital acted as placement agents in connection with the PIPE transaction. Jefferies and TD Cowen also acted as Capital Markets Advisors to TCGX. Cooley LLP acted as legal counsel to TriGemX Bio. Latham & Watkins LLP acted as legal counsel to TCGX. Ogier (Cayman) LLP acted as Cayman counsel to TriGemX Bio. Maples and Calder (Cayman) LLP acted as Cayman counsel to TCGX. Goodwin Procter LLP acted as legal counsel to Jefferies, TD Cowen, Cantor and LifeSci Capital.

Additional information about the transaction will be provided in a Current Report on Form 8-K to be filed with the SEC by TCGX Acquisition Corp. and will be available at the SEC’s website at www.sec.gov.

About Elismetrep

Elismetrep (K-304) is an investigational, novel, oral, TRPM8 channel blocker under development for the acute treatment of migraine. Specifically designed to block TRPM8 activity, elismetrep has been shown to be well-tolerated and to reduce migraine pain and associated symptoms in a Phase 2b trial. Phase 3 trials for elismetrep for the acute treatment of migraine are currently ongoing. Two pivotal studies (NCT07645924 and NCT07816367) and a long-term safety study (NCT07674654) are currently underway. Elismetrep is an investigational product and has not been approved by the FDA or any other regulatory agency. For more information, please visit clinicaltrials.gov.

About TriGemX Bio

TriGemX Bio is a biotechnology company focused on developing elismetrep, a potential first-in-class TRPM8 channel blocker for the treatment of migraine. The targeting of TRPM8 for the treatment of migraine is a direct result of TriGemX Bio’s unique insights into neural signaling pathways. The name “TriGemX” is a reference to the trigeminal ganglion, a migraine-relevant neural structure where TRPM8 is expressed. Elismetrep is currently in Phase 3 trials for the acute treatment of migraine, with results from the first Phase 3 trial anticipated in mid-2027. For more information visit www.tgemx.com.

About TCGX Acquisition Corp (TCGX)

TCGX Acquisition Corp. (Nasdaq: TCGX) is a special purpose acquisition company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. TCGX is sponsored by TCGX Sponsor, LLC, an affiliate of TCG Crossover Management, LLC. TCGX is led by CEO Chen Yu and Chief Financial Officer Craig Skaling.

Additional Information about the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of TCGX for their consideration. TCGX intends to file a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include preliminary and definitive proxy statements to be distributed to TCGX’s shareholders in connection with TCGX’s solicitations of proxies from TCGX’s shareholders with respect to the proposed business combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to TriGemX Bio’s stockholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, TCGX will mail a definitive proxy statement/prospectus and other relevant documents relating to the proposed business combination and other matters to be described in the Registration

Statement to TriGemX Bio stockholders and TCGX shareholders as of a record date to be established for voting on the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, TCGX SHAREHOLDERS, TRIGEMX BIO STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY TCGX IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TCGX, TRIGEMX BIO AND THE PROPOSED BUSINESS COMBINATION. Shareholders will be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by TCGX with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a written request to TCGX Acquisition Corp., 245 Lytton Ave., Suite 350, Palo Alto, California 94301. There can be no assurance that the proposed business combination will be completed, or completed on the terms currently contemplated.

Forward Looking Statements

This press release includes forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of TriGemX Bio’s products, the size and growth potential of the markets for TriGemX Bio’s products; financing and other business milestones; potential benefits of the proposed business combination and other related transactions; and expectations relating to the proposed business combination and other related transactions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of TriGemX Bio’s and TCGX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of TriGemX Bio and TCGX. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the Combined Company or the expected benefits of the proposed business combination and other related transactions; the failure to obtain the approval of TCGX’s shareholders or TriGemX Bio’s stockholders or to satisfy other conditions to closing; the ability to complete the domestication of TCGX as a Delaware corporation; the ability to meet Nasdaq listing standards in connection with or following the consummation of the proposed business combination; failure to realize the anticipated benefits of the proposed business combination and other related transactions; risks related to the approval of TriGemX Bio’s products and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive products; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against TCGX or TriGemX Bio related to the proposed business combination; the effects of competition on TriGemX Bio’s future business; and the amount of redemption requests made by TCGX’s public shareholders. Additional risks related to TriGemX Bio’s business include, but are not limited to: uncertainty regarding outcomes of TriGemX Bio’s product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of TriGemX Bio’s products; risks associated with TriGemX Bio’s efforts to commercialize its product candidates; TriGemX Bio’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing product candidates on TriGemX Bio’s business; intellectual property-related claims; TriGemX Bio’s ability to attract and retain qualified personnel; and TriGemX Bio’s ability to source the raw materials for its product candidates. Additional risks related to TCGX include those factors discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in those documents that TCGX has filed, or will file, with the SEC, including the Registration Statement when it becomes available.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TCGX nor TriGemX Bio undertakes any duty to update these forward-looking statements, except as required by law.

Participants in the Solicitation

TCGX, TriGemX Bio, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from TCGX’s shareholders with respect to the proposed business combination and the other matters set forth in the registration statement. Information regarding TCGX’s directors and executive officers, and a description of their interests in TCGX, is contained in the sections entitled “Management,” “Principal Shareholders” and “Certain Transactions” of the registration statement for TCGX’s initial public offering, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to TCGX Acquisition Corp., 245 Lytton Ave., Suite 350, Palo Alto, California 94301. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement/prospectus relating to the proposed business combination when it becomes available. This press release is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that TCGX may file with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed business combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TriGemX Bio Contact

Media Contact:

media@tgemx.com

Investor Contact:

ir@tgemx.com

TCGX Acquisition Corp. Contact

Investor Contact:

investorinquiries@tcgcrossover.com

Media Contact:

media@tcgcrossover.com